JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this "Agreement"), dated as of November 8, 2017, is by and among Alexander & Baldwin, Inc., a Hawaii corporation (formerly known as Alexander & Baldwin REIT Holdings, Inc.) (the "Guarantor"), and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the "Agent") under that certain Second Amended and Restated Credit Agreement, dated as of September 15, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the "Credit Agreement"), by and among Alexander & Baldwin, LLC, a Delaware limited liability company (the "Company"), Grace Pacific LLC, a Hawaii limited liability company ("Grace"), Alexander & Baldwin, LLC, Series R ("Series R"), Alexander & Baldwin, LLC, Series T ("Series T"), Alexander & Baldwin, LLC, Series M ("Series M") and certain Additional Borrowers from time to time party thereto (together with the Company, Grace, Series R, Series T and Series M, each individually, a "Borrower" and collectively, the "Borrowers"), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer, and First Hawaiian Bank, as L/C Issuer. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

Pursuant to Section 6.07 of the Credit Agreement, the Guarantor 1s required to become a "Guarantor" and a "Loan Party" thereunder.

Accordingly, the Guarantor hereby agrees as follows with the Agent, for the benefit of the Secured Parties:

1.The Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Guarantor will be deemed to be a pa1iy to and a "Guarantor" under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents as a Guarantor. The Guarantor hereby agrees to be bound by all covenants and other terms, conditions and provisions of the Credit Agreement and any other applicable Loan Documents. Without limiting the generality of the foregoing terms of this Paragraph I, the Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Obligations in accordance with Article XI of the Credit Agreement.

2.The Guarantor hereby agrees that all of the representations and warranties made by it as a Guarantor in Article V of the Loan Agreement and each other Loan Document are true and correct as of the date hereof, in all material respects (except that any representation and warranty is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects), other than representations and warranties that relate solely to an earlier date.

3.The Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Loan Document.

4.The parties hereto confirm and agree that immediately upon the Guarantor becoming a Guarantor, the term "Obligations," as used in the Credit Agreement, shall include all obligations of the Guarantor under the Credit Agreement and under each other Loan Document to which it is a party.

5.The Guarantor agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts as the Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement.

6.This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. "pdf" or "tit") shall be effective as delivery of a manually executed counterpart of this Agreement.

7.This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the pa1ties hereto agree to such terms.

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IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.

GUARANTOR:        ALEXANDER & BALDWIN, INC.

By:     /s/ Paul K. Ito
Name:     Pau K. Ito
Title:     Senior Vice President & Treasurer

By:     /s/ Alyson J. Nakamura
Name:     Alyson J. Nakamura
Title:     Secretary

Acknowledged, accepted and agreed: BANK OF AMERICA, N.A.,
as Agent
By: /s/ Brenda Shriner         Name: Brenda Shriner         Title: Vice President

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